                                                                      EXHIBIT 24
                               POWER OF ATTORNEY


     We, the undersigned directors and officers of UNC Incorporated, a Delaware corporation (the "Company"), hereby constitute and appoint each of Richard H. Lange and Robert L. Pevenstein, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-4, and any and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, its 11% Senior Subordinated Notes Due June 1, 2006 in the principal amount of $125,000,000.

                                  SIGNATURES
                                  ----------


Signature                                 Title         Date
- ---------                                 -----         ----


/s/ Dan A. Colussy                  Chairman of the     July 26, 1996
- ---------------------------------   Board, Chief
Dan A. Colussy                      Executive Officer
                                    and Director


/s/ Berl Bernhard                   Director            July 26, 1996
- ---------------------------------
Berl Bernhard


/s/ Beverly B. Byron                Director            July 26, 1996
- ---------------------------------
Beverly B. Byron


/s/ John K. Castle                  Director            July 26, 1996
- ---------------------------------
John K. Castle


/s/ John W. Gildea                  Director            July 26, 1996
- ---------------------------------
John W. Gildea


/s/ Freeman A. Hrabowski, III       Director            July 26, 1996
- ---------------------------------
Freeman A. Hrabowski, III

/s/ George V. McGowan        Director            July 26, 1996
- ---------------------------
George V. McGowan


/s/ Jack Moseley             Director            July 26, 1996
- ---------------------------
Jack Moseley


/s/ Lawrence A. Skantze      Director            July 26, 1996
- ---------------------------
Lawrence A. Skantze

                                      2